THIS PROMISSORY NOTE AND ANY SECURITIES ISSUABLE UPON THE CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE ("THE ACT"), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGEDOR HYPOTHECATED EXCEPT AS PERMITTED UNDER THE ACT. THIS NOTE MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND STATE LAWS, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE BORROWER. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION ON COUNSEL, SATISFACTORY TO THE ISSUER THAT SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION OTHERWISE COMPLIES WITH THE ACT AND ANY APPLICATE STATE SECURITIES LAWS.

AMENDMENT TO THE PROMISSORY NOTE DATED JANUARY 17, 2024

FOR VALUE RECEIVED, Venu Holding Corporation, a Colorado corporation, and Notes Live Real Estate, LLC, a Colorado limited liability company (hereby collectively referred to as the "Maker"), amends the Promissory Note Agreement dated January 17, 2024 with KWO, LLC, a Colorado limited liability company (hereafter referred to as the "Holder"), wishes to extend the Maturity Date of the Principal Sum of $10,000,000 by two years, payable on February 28, 2027.

WHEREAS, all other terms of the Promissory Notes remain in effect.

WHEREAS, this amendment dated February 20, 2025, is in effect with the terms and conditions of the Promissory Note Agreement dated January 17, 2024.

Holder:
KWO, LLC
Kevin O'Neil
Signature: [signature]
Date: 2.27.2025

Maker:
Venu Holding Corporation
Print Name: JW Roth, CEO
Signature: [signature]
Date: 2-27-25

Notes Live Real Estate, LLC
Print Name: JW Roth, Manager
Signature: [signature]
Date: 2-27-25